EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL

EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C.  1350), the undersigned officer of Avalanche International Corp., a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's  knowledge and belief, that:

(1)

The Annual Report on Form 10-K for the year ended November 30, 2012 (the "Form 10-K") of the Company fully complies with the  requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:	February 27, 2014	By:	/s/ John Pulos
John Pulos
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)